    UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-3678799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 West Texas Ave
Suite 126
Midland Texas, 79701
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (432) 686-7777

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

GE Ionics, Inc. Settlement Agreement and Senior Promissory Note

On or about May 22, 2010, STW Resources, Inc., a predecessor company of STW Resources Holding Corp. (the “Company”) entered into a Teaming Agreement, as amended, with GE Ionics, Inc., a Massachusetts corporation (“GE”) (STW Resources, Inc. and GE are collectively referred to as the “Parties”). Thereafter, on or about April 4, 2008 STW Resources, Inc. and GE entered into a Purchase Order (the “Purchase Order”), pursuant to which there was due and unpaid a debt by STW Resources, Inc. to GE in the amount of $11,239,437.00 as of August 31 2010,  (the “Original Debt”).

On August 31, 2010, the Parties entered into a Settlement Agreement pursuant to which GE permitted the Company to substitute for STW Resources, Inc. as to all rights and obligations under the Purchase Order (including the Original Debt) and Teaming Agreement, and such that to fully discharge STW Resources, Inc.’s financial obligations to GE under the Purchase Order, the Company shall pay GE $1,400,000.00 pursuant to a senior promissory note (the “Note”). The Note bears interest at a rate of the WSJ Prime Rate (as published daily in the Wall Street Journal) plus two percent (2%) per annum.

Under the terms of the Note, STW will have thirteen months to pay off the Note plus all accrued interest.  In addition, upon the consummation and closing of a debt or equity financing following the execution of the Note, STW shall pay GE thirty percent of any and all tranches (“Tranches” being defined as the cash receipts of the proceeds of any equity investments in or loans to the Company or any affiliated entity by third parties, but excluding any conversions of pre-existing debt to equity by any of the Company’s then current convertible note holders or creditors) until the Note is paid in full, including all accrued interest.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Form of Settlement Agreement, by and between STW Resources Holding Corp. and GE Ionics, Inc., dated August 31, 2010.

10.2	Form of Promissory Note dated August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STW RESOURCES HOLDING CORP.

Date: September 22, 2010	By:	/s/	Stanley T. Weiner
Stanley T. Weiner
Chief Executive Officer